TCW FUNDS, INC.

Supplement Dated May 15, 2007 to

Prospectus Dated February 28, 2007

The Average Annual Total Return Table for the Dividend Focused Fund on page 11 is replaced by the following:

Average Annual Total Return as of December 31

	1 year	5 years	From Inception/Registration
Dividend Focused Fund	18.45%	N/A	14.59%
Return After Taxes on Distributions	17.86%	N/A	14.07%
Return After Taxes on Distributions and Sale of Fund Shares	12.73%	N/A	12.48%
Russell 1000 Value Index	22.25%	N/A	17.60%

The Russell 1000 Value Index measures the performance of 1,000 of the 3,000 largest US-domiciled companies (Based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Average Annual Total Return Table for the Opportunity Fund on page 12 is replaced by the following:

Average Annual Total Return as of December 31

	1 year	5 years	10 years
Opportunity Fund	11.44%	10.93%	10.59%
Return After Taxes on Distributions	10.45%	10.35%	9.35%
Return After Taxes on Distributions and Sale of Fund Shares	8.53%	9.47%	8.72%
Russell 2000 Index	18.37%	11.39%	9.44%

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, with an average market capitalization of approximately $580 million.

May 15, 2007

TCW eip 5/2007